Washington Banking Company

Washington Banking Company and City Bank – A Compelling Combination

Safe Harbor Statement

- *This conference may contain forward-looking statements that are subject to risks and uncertainties. These forward-looking statements describe management's expectations regarding future events and developments such as future operating results, our ability to integrate the City Bank acquisition, growth in loans and deposits, credit quality and loan losses, and continued success of the Company's business plan. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The words "anticipate," "expect," "will," "believe," and words of similar meaning are intended, in part, to help identify forward-looking statements. Future events are difficult to predict, and the expectations described above are subject to risk and uncertainty that may cause actual results to differ materially. In addition to discussions about risks and uncertainties set forth from time to time in the Company's filings with the Securities and Exchange Commission, factors that may cause actual results to differ materially from those contemplated in these forward-looking statements include, among others: (1) local and national general and economic condition; (2) changes in interest rates and their impact on net interest margin; (3) competition among financial institutions; (4) legislation or regulatory requirements; and (5) the ability to realize the efficiencies expected from investment in personnel and infrastructure. Washington Banking Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. Any such statements are made in reliance on the safe harbor protections provided under the Securities Exchange Act of 1934, as amended.*

Branch Map – Whidbey Island Bank & City Bank



Whidbey Island Bank
City Bank Branches
Bellingham
Mount Vernon
Oak Harbor
Coupeville
Marysville
Everett
Lynnwood
Edmonds
Bothell
Shoreline
Seattle
Bellevue
Tacoma
Olympia

City Bank Overview

- City Bank overview:
  - Established 4/15/1974
  - Total assets reached just under $1.4 billion at their highs
  - 8 bank branches
  - 157 employees

City Bank Branches

Address	City	State	Zip	06/30/09 Deposits ($000)
14807 Hwy 99	Lynnwood	WA	98087-2314	278,000 *
19510 58th Ave W	Lynnwood	WA	98036-5242	94,217
20333 Ballinger Rd NE	Seattle	WA	98155-1145	71,481
18840 8th Ave NW	Shoreline	WA	98177-3040	62,974
5615 Evergreen Way	Everett	WA	98203-3629	44,647
1504 132nd St SE	Mill Creek	WA	98012-5307	38,370
11832 Mukilteo Speedway	Mukilteo	WA	98275-5433	33,643
20611 Bothell Everett Hwy	Bothell	WA	98012-7146	30,431

* Data adjusted to recent numbers; excludes brokered deposits

Transaction Rationale

- The acquisition of City Bank presents an enticing opportunity to expand Whidbey Island Bank's market share in Washington State.
- City's footprint is a natural expansion and great fit for Whidbey Island Bank. It provides entry into the attractive northern Seattle market.
- Pursuing City Bank on FDIC assisted basis greatly reduces the credit risk from the transaction.
- The transaction allows Washington Banking Company to profitably deploy its excess capital.
- The deal is structured to exclude $185 million in OREO and $95 million in loans, which significantly reduces the credit exposure for the company.
- The bid included (7.9%) asset discount, 1% deposit premium, 2% first loss tranche, and 1 million equity appreciation rights shares to the FDIC.
- FIG Partners LLC served as exclusive financial advisor to Washington Banking Company in the transaction.

Transaction Summary

- Whidbey Island Bank acquired City Bank from the FDIC on 4/16/10 in a whole bank purchase and assumption transaction with loss share.
- City Bank had no holding company so no holding company assets were purchased.
- Assets transferred to Whidbey Island Bank totaled $625 million (before fair market value adjustments). Excluded from the transaction:
  - $185 million of OREO properties (Whidbey Island Bank assumes $6.3 million)
  - $95 million loans
  - Deferred tax assets and various other assets
- The loans assumed are subject to 80%/20% loss share with the FDIC
- Liabilities transferred totaled $697 million, which includes $644 million in deposits. All brokered deposits were excluded from the transaction (approximately $257 million).
- The transaction will result in an estimated initial cash payment from the FDIC of $110 million.

Deposit Portfolio Details



Washington Banking Company
Trans Accts 11.7%
Jumbo CDs 20.2%
Retail CDs 21.2%
Savings+ MMDAs 46.9%

Total Deposits: $846.4M



CityBank
Trans Accts 4.9%
Jumbo CDs 26.4%
Savings+ MMDAs 19.5%
Retail CDs 49.2%

Total Deposits: $644.1M


Pro Forma Deposits
Jumbo CDs 22.8%
Trans Accts 8.8%
Savings+ MMDAs 35.1%
Retail CDs 33.3%

Total Deposits: **$1,490.5M**

City Bank Balance Sheet at Closing, in $M

Cash & Securities	181	
Loans	437	
OREO	6	
Other Assets	1	
Total Assets		**625**
Deposits	644	
Other Liabilities	52	
Total Liabilities		**696**
Net Assets Acquired		**(71)**
Initial Cash Payment from FDIC		**110**

Note: City Bank balance sheet is based on preliminary numbers and is adjusted for assets and liabilities that were retained by the FDIC.

Whidbey Island Bank

Making Life A Little Easier

FIG Partners

Strong Capital Position Post-Deal

Pro Forma Capital Ratios

	12-31-09 Actual	12-31-09 Pro Forma
Tier 1 Risk-Based Ratio	20.89%	17.99%
Leverage Ratio	18.73%	10.86%
Total Risk-Based Ratio	22.15%	19.07%

- After the close of the City Bank transaction, Whidbey Island Bank will continue to maintain a very strong capital position – all regulatory capital ratios significantly exceed the regulatory minimums.
- The transaction puts to work some of the excess capital available, but the company still has available resources to pursue additional opportunities.

Washington State Deposit Market Share

2009 Rank	Institution (ST)	Type	2009 Number of Branches	2009 Total Deposits in Market ($000)	2009 Total Market Share (%)	2009 Percent of Parent Deposits (%)
1	Bank of America Corporation (NC)	Bank HC	237	22,930,816	20.23	2.53
2	KeyCorp (OH)	Bank HC	156	9,717,304	8.57	14.41
3	JPMorgan Chase & Co. (NY)	Bank HC	189	9,671,136	8.53	1.56
4	Wells Fargo & Company (CA)	Bank HC	159	9,632,965	8.50	1.30
5	U.S. Bancorp (MN)	Bank HC	186	9,556,409	8.43	5.74
6	Washington Federal, Inc. (WA)	Thrift HC	75	4,791,363	4.23	54.22
7	Sterling Financial Corporation (WA)	Bank HC	70	4,666,735	4.12	56.07
8	Frontier Financial Corporation (WA)	Bank HC	47	3,102,541	2.74	95.33
9	Banner Corporation (WA)	Bank HC	66	2,976,945	2.63	78.64
10	Columbia Banking System, Inc. (WA)	Bank HC	61	2,686,296	2.37	72.30
11	W.T.B. Financial Corporation (WA)	Bank HC	25	2,576,425	2.27	83.77
12	HomeStreet, Inc. (WA)	Savings BHC	16	1,692,851	1.49	73.75
13	**Washington Banking Company Pro Forma**	**Bank HC**	**26**	**1,440,423**	**1.66**	**100.00**
14	Umpqua Holdings Corporation (OR)	Bank HC	28	1,258,666	1.11	16.14
15	Yakima Federal Savings & Loan Association (WA)	Savings Inst	10	1,226,540	1.08	100.00
16	Peoples Bancorp (WA)	Bank HC	25	1,053,698	0.93	100.00
17	Cascade Financial Corporation (WA)	Bank HC	22	1,002,348	0.88	100.00
18	AmericanWest Bancorporation (WA)	Bank HC	32	950,059	0.84	62.45
19	First Financial Northwest, Inc. (WA)	Thrift HC	1	946,014	0.83	100.00
20	First Citizens BancShares, Inc. (NC)	Bank HC	16	942,191	0.83	4.94
21	Cashmere Valley Financial Corporation (WA)	Bank HC	10	935,455	0.83	100.00
22	Heritage Financial Corporation (WA)	Bank HC	21	850,504	0.75	100.00
23	Olympic Bancorp, Inc. (WA)	Bank HC	26	795,803	0.70	100.00
24	**Washington Banking Company (WA)**	**Bank HC**	**18**	**787,423**	**0.69**	**100.00**
25	First Independent Investment Group, Incorporated (WA)	Bank HC	19	771,446	0.68	100.00
26	Seattle Financial Group, Inc. (WA)	Thrift HC	5	673,184	0.59	100.00
27	Whitman Bancorporation, Incorporated (WA)	Bank HC	20	663,329	0.59	100.00
28	**City Bank* (WA)**	**Comm'l Bank**	**8**	**653,000**	**0.97**	**100.00**
29	Zions Bancorporation (UT)	Bank HC	1	597,691	0.53	1.41
30	Viking Financial Services Corporation (WA)	Bank HC	7	579,884	0.51	100.00
	Total For Institutions In Market		**1,910**	**113,333,701**		

*City Bank deposits based on preliminary estimate and adjusted for excluded brokered deposits.
Note: Market Share is for U.S. Territories only and non-retail branches are not included.
Number of branches is not available before 2002.

City Bank Demographics by Zip Code

Zip Code	City Bank Branches	Total Population 2009	Population Change 2000-2009 (%)	Projected Population Change 2009-2014 (%)	Total Households 2009	Median Household Income 2009 ($)	Household Income Change 2000-2009 (%)	Projected Household Income Change 2009-2014 (%)	Per Capita Income 2009 ($)
98012	2	51,238	30.70	11.68	19,554	82,231	28.57	3.03	37,406
98036	1	35,794	12.69	6.47	13,761	65,642	32.28	5.67	29,252
98087	1	28,762	43.87	15.06	11,743	61,950	32.49	5.74	27,589
98155	1	34,658	2.89	2.42	13,516	76,114	37.84	5.31	35,408
98177	1	18,957	3.01	2.35	7,591	82,487	31.56	7.85	43,874
98203	1	34,576	7.85	4.49	13,575	68,162	33.51	7.52	32,367
98275	1	20,328	12.94	6.34	7,747	84,324	27.99	1.93	39,265
City Bank Footprint	**8**	**224,313**	**16.28**	**6.97**	**87,487**	**74,416**	**32.03**	**5.29**	**35,023**
State of Washington		**6,691,182**	**13.52**	**6.39**	**2,584,164**	**60,852**	**32.95**	**4.78**	**29,418**
US		**309,731,508**	**10.06**	**4.63**	**116,523,156**	**54,719**	**29.78**	**4.06**	**27,277**

City Bank Demographics by County

County	City Bank Branches	Total Population 2009	Population Change 2000-2009 (%)	Projected Population Change 2009-2014 (%)	Total Households 2009	Median Household Income 2009 ($)	Household Income Change 2000-2009 (%)	Projected Household Income Change 2009-2014 (%)	Per Capita Income 2009 ($)
King County	2	1,912,699	10.11	4.91	786,421	75,661	41.73	5.26	39,623
Snohomish County	6	707,569	16.76	7.95	267,067	69,565	30.71	7.24	31,489
City Bank Footprint	**8**	**2,620,268**	**13.44**	**6.43**	**1,053,488**	**72,613**	**36.22**	**6.25**	**35,556**
State of Washington		**6,691,182**	**13.52**	**6.39**	**2,584,164**	**60,852**	**32.95**	**4.78**	**29,418**
US		**309,731,508**	**10.06**	**4.63**	**116,523,156**	**54,719**	**29.78**	**4.06**	**27,277**

Source: ESRI

Demographic data is provided by ESRI based primarily on US Census data. For non-census year data, ESRI uses samples and projections to estimate the demographic data. SNL performs calculations on the underlying data provided by ESRI for some of the datapoints.

Transaction Summary

- Provides natural extension to the company's foot print
- Is both strategically and financially attractive
- Presents limited credit risk via the loss sharing agreement with FDIC
- Allows WBCO to deploy its excess capital yet capital ratios remain very strong
- Expected to be immediately accretive to earnings
- Results in a significant cash payment from the FDIC
- Provides an opportunity to build on the company's core competencies and expand its reach into the northern Seattle market
- Positions Washington Banking Company to further take advantage of opportunities in the market place and continue to build shareholder value

For More Information – Contact FIG Partners

FIG Partners has created hundreds of new relationships between Community Banks & Investors since inception in 2003.

Our expertise includes independent research on 46 public banks and the industry at large, completion of over 40 transactions to raise new capital and provide strategic advice, and OTC market-making for 200+ banks nationwide.

Our "Ideas and Execution" matches the investment community's demand for above-average returns with Banks' desire for greater exposure. We provide directors, insiders, and other bank investors liquidity for their shares and create opportunities for investors to own unique community banks.

Our merger and acquisition depth includes over 70 transactions during the past 10 years. Also, our Research team has covered over 200 stocks over its career and watched at least half of these evolve from small illiquid companies into larger, more profitable publicly-traded institutions.

Please let us know how we can help your organization.

FIG Partners

Ideas and Execution on Financial Institutions

1175 Peachtree Street
100 Colony Square, Suite 2250
Atlanta, GA 30361
(404) 601-7200

350 S. Figueroa Street
Suite 550
Los Angeles, CA 90071
866-FIG-BNKS